Important Notice Regarding Change in Investment Policy

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL® Invesco Equity and Income Fund

This Notice is to inform you of an important change in the Fund's investment policies, which was approved by the Fund's Board of Trustees at a meeting held June 14, 2016. Currently the Fund invests, under normal conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity and income securities, and in derivatives and other instruments that have economic characteristics similar to such securities. Effective October 14, 2016, this policy will be removed.
This change in investment policy is to be made in connection with a subadviser change for the Fund. Effective on or about October 14, 2016, Invesco Advisers, Inc. will cease to serve as subadviser to the Fund, and Allianz Investment Management LLC ("AIM"), the Fund's manager, will assume direct responsibility to manage the Fund's assets.
In addition, the following changes will be effective for the Fund on or about October 14, 2016:
•	Name: The name of the Fund will be changed to "AZL Moderate Index Strategy Fund."
•	Investment Objective: The Investment Objective of the Fund will be changed to, "The Fund seeks long-term capital appreciation."
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Fees:  The management fee of the Fund will be reduced permanently to 0.40%, and reduced further on a temporary basis, through at least April 30, 2018, to 0.05%. In addition, the Fund will no longer participate in the Trust's Distribution Plan and, accordingly, will no longer charge a Distribution (12b-1) Fee in any amount.

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Principal Investment Strategies:  The Principal Investment Strategies of the Fund will be changed. The Fund will be managed by AIM directly, without a subadviser, as a fund of funds. The Fund will seek to achieve its objective by investing in a combination of five underlying index funds (the "Underlying Funds"):  AZL Enhanced Bond Index Fund, AZL S&P 500 Index Fund, AZL Mid Cap Index Fund, AZL Small Cap Stock Index Fund, and AZL International Index Fund. Under normal market conditions, the Fund will allocate 50% – 70% of its assets in the underlying equity funds and 30% – 50% of its assets in the underlying bond fund. The AZL Enhanced Bond Index Fund is a bond fund; the other four Underlying Funds are equity funds. The Manager may allocate the Fund's assets outside of these target ranges when it believes that doing so would better enable the Fund to pursue its investment objective or is necessary for temporary defensive purposes. The Fund will no longer maintain a policy to invest, under normal market conditions, at least 80% of its net assets in equity and income securities.